                                                                     RULE 497(c)
                                                                     NO. 2-63825

                              ---------------------

                 COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL
                                   INFORMATION
                              ---------------------
                             RCM CAPITAL FUNDS, INC.
                             Four Embarcadero Center
                         San Francisco, California 94111
                                 (415) 954-5400
                              ---------------------
RCM CAPITAL FUNDS, INC. (the "Company") is an open-end management investment company. The Company presently consists of three series, RCM Growth Equity Fund (the "Growth Equity Fund"), RCM Small Cap Fund (the "Small Cap Fund"), and RCM International Growth Equity Fund A (the "International Growth Equity Fund"). The Growth Equity Fund, Small Cap Fund and International Growth Equity Fund are referred to herein from time-to-time individually as a "Fund" and collectively as the "Funds."

Shares of the Funds may be purchased and redeemed at their net asset value without a sales or redemption charge. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.) THE COMPANY CURRENTLY OFFERS SHARES OF THE FUNDS SOLELY TO
INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT, L.L.C. (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS HELD BY SUCH CLIENTS,
SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

RCM GROWTH EQUITY FUND is a diversified, no-load series of the Company. Its investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the Standard & Poor's MidCap 400 Index (the "S&P 400"). As of the date hereof, the S&P 400 includes companies with market capializations ranging from approximately $100 million to $7.5 billion.

RCM SMALL CAP FUND is a diversified, no-load series of the Company. Its investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks, or securities convertible into common stocks). "Small-sized concerns" is defined as encom-passing companies whose common stock or equity securities convertible into common stock have a total market capitalization, at the time of acquisition, of up to $750 million. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns. The Fund will sell securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1.5 billion.

RCM INTERNATIONAL GROWTH EQUITY FUND A is a non-diversified, no-load series of the Company. Its investment objective is to seek appreciation of capital, primarily through investment in a portfolio of foreign equity and equity-related securities. The Fund will also employ certain currency management techniques to hedge against currency exchange rate fluctuations, and may from time-to-time use such techniques to enhance return.

This Combined Prospectus and Statement of Additional Information sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this document and retain it for future use. There can be no assurance a Fund will meet its investment objective.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No  person  has  been  authorized  to  give  any  information  or  to  make  any representations other than those contained in this Combined Prospectus and Statement of Additional Information in connection with the offer contained in this Combined Prospectus and Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any Fund. This Combined Prospectus and Statement of Additional Information is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
                              ---------------------
              The Date of this Combined Prospectus and Statement of
                      Additional Information is May 1, 1997
                              ---------------------

                              ---------------------
                                TABLE OF CONTENTS
                              ---------------------
                                                                            PAGE
Synopsis...................................................................   1
Summary of Fees and Expenses...............................................   3
Financial Highlights.......................................................   5
Investment Results.........................................................   8
Investment Objective and Policies..........................................   9
Investment and Risk Considerations.........................................  20
Investment Restrictions....................................................  25
Directors and Officers.....................................................  31
The Investment Manager.....................................................  34
Execution of Portfolio Transactions........................................  37
Investment by Employee Benefit Plans.......................................  40
How to Purchase Shares.....................................................  42
Net Asset Value............................................................  43
Redemption of Shares.......................................................  44
Dividends, Distributions and Tax Status....................................  46
Description of Capital Stock...............................................  49
Shareholder Reports........................................................  52
Counsel....................................................................  53
Independent Accountants....................................................  53
Safekeeping of Securities, Distributor, and Transfer and Redemption Agent..  53
Additional Information.....................................................  54
Financial Statements.......................................................  55
APPENDIX A:  Information Regarding Certain Foreign Countries...............  56
APPENDIX B:  Certain Portfolio Management Techniques.......................  58

                              ---------------------
                                    SYNOPSIS
                              ---------------------

The following summary is qualified in its entirety by the detailed information contained elsewhere in this Prospectus and Statement of Additional Information (hereinafter this "Prospectus") and in the financial statements (including the notes thereto) appearing in the Annual Report to Shareholders for each of the Growth Equity Fund, the Small Cap Fund and the International Growth Equity Fund for the year ended December 31, 1996, each of which are incorporated by reference herein.

The Company is an open-end management investment company which is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Company presently consists of two diversified series, the Growth Equity Fund and the Small Cap Fund, and one non-diversified series, the International Growth Equity Fund. THE COMPANY CURRENTLY OFFERS SHARES OF THE FUNDS SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT, L.L.C. (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS HELD BY SUCH CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

RCM GROWTH EQUITY FUND. The Growth Equity Fund's investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. (See INVESTMENT OBJECTIVE AND POLICIES.) Such investments will be chosen pri-marily with regard to their potential for capital appreciation. Current income of securities in which the Fund has invested or may invest will be considered only as part of total investment return and will not be emphasized. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the S&P 400. As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $107 million to $7.5 billion. The Fund is not restricted in its purchases to securities that constitute a portion of the S&P 400.

RCM SMALL CAP FUND. The Small Cap Fund's investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks, or securities convertible into common stocks). Such investments will be chosen with regard to their potential for capital appreciation. Current income from the Fund's investment portfolio will be considered only as a part of total investment return and will not be emphasized. "Small-sized concerns" is defined as encompassing companies whose common stock or equity securities convertible into common stock have a total market capitalization, at the time of acquisition, of up to $750 million. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns. The Fund will sell securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1.5 billion.

The Fund will accept subscriptions only when its net assets, at cost, are below $750 million. When the value of its net assets reaches $750 million, the Fund will be closed to new investments until such time as the Fund's net assets, at cost, are reduced by redemption to a level below $750 million. This restriction on new investments shall not apply to reinvestments of dividends and capital gains distributions.

Investments  in small-sized concerns may involve greater risks than  investments in larger or more established firms. These firms may have limited or unprofitable operating histories, limited financial resources and inexperienced management, and they may face competition from larger or more established firms that have greater resources. Their securities are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. (See INVESTMENT AND RISK CONSIDERATIONS.)

RCM INTERNATIONAL GROWTH EQUITY FUND A. The International Growth Equity Fund's investment objective is to seek appreciation of capital, primarily through investment in a portfolio of foreign equity and equity-related securities. During normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity and equity-related securities, and will invest in securities of issuers located in at least ten different countries. Investments in securities of issuers organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. The Fund's investments will be chosen primarily with regard to their potential for  capital  appreciation. Current income of securities in which the  Fund  has invested  or  may consider investing will be considered only as  part  of  total return and will not be emphasized. "Foreign equity and equity related securities" are defined as (i) equity and equity-related securities of companies that are organized or headquartered, or whose operations principally are conducted, outside of the United States, (ii) equity and equity-related securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted, and (iii) securities of other investment companies investing exclusively in such equity and equity-related securities.

The Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. These techniques may include hedging up to 100% of the Fund's total assets. The Investment Manager may also from time-to-time use such techniques to enhance the Fund's return.

The Fund will be non-diversified within the meaning of the 1940 Act, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. When the Fund sells portfolio securities, it may realize a gain or a loss. In addition, investments in foreign equity and equity-related securities involve significant risks, some of which are not typically associated with investments in securities of domestic issuers. The use of currency management techniques also involves significant risks and, when employed to enhance return, is considered speculative. (See INVESTMENT AND RISK CONSIDERATIONS.)

                      ------------------------------------

The value of each Fund's shares will fluctuate because of the fluctuations in the value of securities in the Fund's portfolio. An investment in any of the Funds is not insured against loss of principal. The Funds are designed for that portion of a portfolio that can be appropriately invested in securities with greater risk but also greater potential for appreciation. There can be no assurance that a Fund will meet its investment objective.

Shares of each of the Funds are purchased without a sales charge. The minimum initial investment in the Growth Equity Fund and the Small Cap Fund is $10,000, and $50,000 for the International Growth Equity Fund. The minimum subsequent investment in each of the Funds is $1,000. RCM Capital Trust Company, a wholly owned subsidiary of the Investment Manager, acts as transfer and redemption agent for each Fund's shares. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.)

The Investment Manager is actively engaged in providing investment supervisory services, as defined in the Investment Advisers Act of 1940, to institutional and individual clients. As of March 31, 1997, the

--------------------------------------------------------------------------------

Investment Manager had assets under management of approximately $26 billion. The Investment Manager to each of the Funds is a wholly owned subsidiary of Dresdner Bank AG.

Shareholder inquiries may be directed to the distributor, Funds Distributor, Inc., at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


                              ---------------------
                          SUMMARY OF FEES AND EXPENSES
                              ---------------------

                                                                                     International
                                                           Growth                       Growth
                                                           Equity       Small Cap       Equity
                                                            Fund           Fund          Fund
                                                           ------       ---------    -------------
SHAREHOLDER TRANSACTION EXPENSES
    All Sales Loads, and Redemption and Exchange Fees       None           None           None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)

    Management Fees                                         0.75%          1.00%          0.75%
    Other Expenses (Custodian)                              0.01%          0.01%          0.25%(1)
                                                           ------         ------         ---------
    Total Fund Operating Expenses                           0.76%          1.01%          1.00%(1)

        HYPOTHETICAL EXAMPLE OF
        EFFECT OF EXPENSES
------------------------------

You would pay the following total expenses on a $1,000
investment, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.
    One Year                                                  $8            $10            $10
    Three Years                                              $24            $32            $32
    Five Years                                               $42            $56            $55
    Ten Years                                                $94           $124           $122

---------------------------

(1) The Investment Manager has voluntarily undertaken (which undertaking it may terminate at any time in its sole discretion), to pay the International Growth Equity Fund on a monthly basis the amount, if any, by which certain of its ordinary operating expenses exceed the annual rate of 1% of its aver-age daily net assets. Without such expense reduction, total operating ex-penses for the year ended December 31, 1996 would have been 1.25% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

THIS EXAMPLE HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE REGULATIONS OF THE SEC, BASED ON THE EXPENSES OF THE FUNDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN. The purpose of the above table is to give you information in order to understand various costs and expenses of the Funds that an investor may bear directly or indirectly. For more information concerning fees and expenses of the Funds, see FINANCIAL HIGHLIGHTS, THE INVESTMENT MANAGER, EXECUTION OF PORTFOLIO TRANSACTIONS, and DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.

In accordance with applicable SEC regulations, this example assumes that: (1) the percentage amounts listed under Annual Fund Operating Expenses remain the same in each year of the one, three, five, and ten year periods; (2) the amount of each Fund's assets remains constant at the level at the end of its most recently completed fiscal year; and (3) all dividends and distributions will be reinvested by the shareholder. This example also reflects recurring fees charged to all investors. SEC regulations require that the example be based on a $1,000 investment, although the minimum initial investment is actually $10,000 for the Growth Equity Fund and the Small Cap Fund, and $50,000 for the International Growth Equity Fund. (See HOW TO PURCHASE SHARES.)

The Funds are each responsible for the payment of certain of their operating expenses, including brokerage and commission expenses; taxes levied on the Funds; interest charges on borrowings (if any); charges and expenses of their custodian; and payment of investment management fees due to the Investment Man ager. The International Growth Equity Fund is responsible for all of its other ordinary operating expenses (e.g., legal and audit fees, and SEC and "Blue Sky" registration expenses), including its proportionate share of the compensation of the Company's directors; the Investment Manager is responsible for those expenses on behalf of the Growth Equity Fund and the Small Cap Fund. (See THE INVESTMENT MANAGER.) Each Fund's expenses are charged against its assets. The Company's general expenses are allocated among the Funds in a manner proportionate to the net assets of each Fund, on a transactional basis or on such other basis as the Board of Directors deems equitable.

Each client of the Investment Manager who is also a shareholders of any of the Funds will pay, through the Fund or Funds in which it is a shareholder, a fee to the Investment Manager on the portion of its assets invested in shares of the Funds. However, any such clients will not pay additional fees to the Investment Manager on the portions of their assets invested in any of the Funds. A client's assets not invested in shares of any of the Funds will be subject to fees in accordance with the investment management agreement or investment advisory agreement between the client and the Investment Manager. Clients who invest in shares of any of the Funds generally will pay an aggregate fee which is higher than that paid by other clients not invested in any Fund. (See INVESTMENT MANAGER and INVESTMENT BY EMPLOYEE BENEFIT PLANS.)



--------------------------------------------------------------------------------
                                    Page 4

                              FINANCIAL HIGHLIGHTS
                             RCM GROWTH EQUITY FUND

The following information has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing in the Fund's 1996 Annual Report to Shareholders (which has been incorporated herin by reference). This information should be read in conjunction with the financial statements and related notes which are included in the Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders is available, upon request, by calling the Fund at (415) 954-5400, or by writing the Fund at Four Embarcadero Center, San Francisco, California 94111.

Selected data for each share of capital stock outstanding for the ten fiscal years ended December 31, 1996 are as follows:


                                                                            Year Ended December 31,
                                               ----------------------------------------------------------------------------------
                                                1996*(a)    1995    1994    1993    1992    1991    1990    1989    1988    1987
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
PER SHARE OPERATING PERFORMANCE: (b)
  Net asset value, beginning of period          $   9.13   $ 7.89  $10.42  $10.97  $11.54  $ 8.49  $ 9.12  $ 8.00  $ 7.09  $ 8.30
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net investment income (loss)                     (0.01)    0.02    0.03    0.04    0.07    0.09    0.15    0.16    0.11    0.07
  Net realized and unrealized gain (loss) on
   investments                                      1.59     2.66    0.01    1.08    0.71    3.93   (0.53)   1.98    1.36    0.82
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net increase (decrease) in net asset value
   resulting from investment operations             1.58     2.68    0.04    1.12    0.78    4.02   (0.38)   2.14    1.47    0.89
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Distributions:
    Net investment income                          (0.00)   (0.02)  (0.03)  (0.04)  (0.07)  (0.09)  (0.17)  (0.16)  (0.12)  (0.16)
    Net realized gain on investments               (4.31)   (1.42)  (2.54)  (1.63)  (1.28)  (0.88)  (0.08)  (0.86)  (0.44)  (1.94)
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      Total distributions                          (4.31)   (1.44)  (2.57)  (1.67)  (1.35)  (0.97)  (0.25)  (1.02)  (0.56)  (2.10)
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

NET ASSET VALUE, END OF PERIOD                  $   6.40   $ 9.13  $ 7.89  $10.42  $10.97  $11.54  $ 8.49  $ 9.12  $ 8.00  $ 7.09
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

TOTAL RETURN (c)                                  19.07%   34.53%   0.76%  10.72%   7.03%  48.23%  (4.12%) 26.87%  20.86%  10.97%
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d)      $ 0.0571     --      --      --      --      --      --      --      --      --
                                               ----------
                                               ----------

Net assets, end of period (in millions)         $    896   $1,325  $1,365  $2,049  $2,122  $2,138  $1,300  $1,284  $  964  $  553
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Ratio of expenses to average net assets             0.8%     0.8%    0.8%    0.8%    0.8%    0.7%    0.8%    0.7%    0.7%    0.8%
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Ratio of net investment income to average
 net assets                                        -0.1%     0.2%    0.2%    0.3%    0.6%    0.9%    1.8%    1.8%    1.8%    0.9%
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Portfolio turnover                                115.9%    96.5%  111.1%   67.0%   56.8%   62.7%   50.0%   70.8%   64.7%   79.9%
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                               ----------  ------  ------  ------  ------  ------  ------  ------  ------  ------

--------------------

 *   Calculated using the average share method.

(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager (see THE INVESTMENT MANAGER).

(b) Stock split 25:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(c) Total return measures the change in value of an investment over the period indicated.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                               RCM SMALL CAP FUND

The following information has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing in the Fund's 1996 Annual Report to Shareholders (which has been incorporated herin by reference). This supplementary information should be read in conjunction with the financial statements and related notes which are included in the Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders is available, upon request, by calling the Fund at (415) 954-5400, or by writing the Fund at Four Embarcadero Center, San Francisco, California 94111.

Selected data for each share of capital stock outstanding for the five fiscal years ended December 31, 1996 are as follows:

                                                              Year Ended December 31,
                                               --------------------------------------------------
                                                1996*(a)     1995      1994      1993      1992
                                               ----------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE: (b)
  Net asset value, beginning of period          $  11.35   $   9.42  $  10.41  $  10.15  $   8.33
                                               ----------  --------  --------  --------  --------
  Net investment income (loss)                     (0.08)     (0.04)    (0.04)    (0.00)     0.03
  Net realized and unrealized gain (loss) on
   investments                                      3.82       3.21     (0.20)     0.91      1.82
                                               ----------  --------  --------  --------  --------
  Net increase (decrease) in net asset value
   resulting from investment operations             3.74       3.17     (0.24)     0.91      1.85
                                               ----------  --------  --------  --------  --------
  Distributions:
    Net investment income                          (0.00)     (0.00)    (0.00)    (0.00)    (0.03)
    Net realized gain on investments               (3.32)     (1.24)    (0.75)    (0.65)    (0.00)
                                               ----------  --------  --------  --------  --------
      Total distributions                          (3.32)     (1.24)    (0.75)    (0.65)    (0.03)
                                               ----------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD                  $  11.77   $  11.35  $   9.42  $  10.41  $  10.15
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

TOTAL RETURN (c)                                  34.39%     34.08%    (2.16%)    9.20%    22.14%
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d)      $ 0.0538      --        --        --        --
                                               ----------
                                               ----------

Net assets, end of period (in 000's)            $568,601   $409,567  $415,647  $660,049  $457,994
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

Ratio of expenses to average net assets             1.0%       1.0%      1.1%      0.9%      0.7%
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

Ratio of net investment income (loss) to
 average net assets                                (0.6%)     (0.2%)    (0.3%)     0.0%      0.4%
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

Portfolio turnover                                117.0%      83.9%    117.7%     80.0%     72.0%
                                               ----------  --------  --------  --------  --------
                                               ----------  --------  --------  --------  --------

--------------------

 *   Calculated using the average share method.

(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager (see THE INVESTMENT MANAGER).

(b) Stock split 12:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(c) Total return measures the change in value of an investment over the period indicated.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                     RCM INTERNATIONAL GROWTH EQUITY FUND A

The following information has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing in the Fund's 1996 Annual Report to Shareholders (which has been incorporated herin by reference). This supplementary information should be read in conjunction with the financial statements and related notes which are included in the Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders is available, upon request, by calling the Fund at (415) 954-5400, or by writing the Fund at Four Embarcadero Center, San Francisco, California 94111.

Selected data for each share of capital stock outstanding for the three fiscal years ended December 31, 1996 are as follows:

                                                                                            December 28, 1994
                                                                                              (commencement
                                                     Year ended            Year ended       of operations) to
                                                December 31, 1996*(a)   December 31, 1995   December 31, 1994
                                               ----------------------   -----------------   -----------------
PER SHARE OPERATING PERFORMANCE: (b)
  Net asset value, beginning of period                $  11.56               $  10.00           $  10.00
                                                     ----------             ----------         ----------
  Net investment income (loss)                            0.04(c)                0.12(c)            0.00
  Net realized and unrealized gain (loss) on
   investments                                            2.16                   1.68              (0.00)
                                                     ----------             ----------         ----------
  Net increase in net asset value
   resulting from investment operations                   2.20                   1.80               0.00
                                                     ----------             ----------         ----------
  Distributions:
    Net investment income                                (0.16)                 (0.11)             (0.00)
    Net realized gain on investments                     (0.88)                 (0.13)             (0.00)
                                                     ----------             ----------         ----------
      Total distributions                                (1.04)                 (0.24)             (0.00)
                                                     ----------             ----------         ----------

NET ASSET VALUE, END OF PERIOD                        $  12.72               $  11.56           $  10.00
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

TOTAL RETURN **                                         19.31%                 17.98%              0.01%
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d)            $ 0.0179                     -                  -
                                                     ----------
                                                     ----------

Net assets, end of period (in 000's)                  $ 52,605               $ 34,347           $ 25,004
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

Ratio of expenses to average net assets                  0.99%(c)               0.75%(c)           0.00%***
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

Ratio of net investment income to
 average net assets                                      0.32%(c)               1.19%(c)           0.01%***
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

Portfolio turnover                                      119.1%                  87.4%              0.00%***
                                                     ----------             ----------         ----------
                                                     ----------             ----------         ----------

--------------------

(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager (see THE INVESTMENT MANAGER).

(b) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(c) Includes reimbursement by the Fund's Investment Manager of investment management fees and other expenses equal to $0.03* and $0.03 per share for the years ended December 31, 1996 and 1995, respectively. Without such reimbursement, the ratio of expenses would have been 1.25% and 1.11%, respectively, and the ratio of net investment income to average net assets would have been 0.06% and 0.83%, respectively.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

*    Calculated using the average share method.

** Total return measures the change in value of an investment over the period indicated.

***  Not annualized; reflects four days of the Fund's operations.

-------------------------------------------------------------------------------
                                     Page 7

                              ---------------------
                               INVESTMENT RESULTS
                              ---------------------

The Funds may, from time-to-time, include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements or in reports furnished to present or prospective shareholders. See ADDITIONAL INFORMATION for a brief description of these comparisons. Investment results will include information calculated on a total return basis in the manner set forth below.

Average total return ("T") will be calculated as follows: an initial hypo thetical investment of $1,000 ("P") is divided by the net asset value as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:
                                        n
                                  P(1+T) = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (1) all share sales at net asset value, without a sales load deduction from the $1,000 initial investment;
(2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

Average annual total returns of the Growth Equity Fund, for the one, five, and ten year periods ended December 31, 1996 were 19.07%, 13.85%, and 16.55%, respectively. Average total returns of the Small Cap Fund for the one and three year periods ended December 31, 1996 were 34.39% and 20.80%, respectively. Average annual total returns of the International Growth Equity Fund for the one and two year periods ended December 31, 1996 were 19.31% and 18.65%, respectively.

In addition, in order to represent each Fund's performance more completely or to compare such performance to other measures of investment return more accurately, a Fund also may include in advertisements and shareholder reports other total return performance data based on time-weighted, monthly linked total returns computed on the percentage change of the month-end net asset value of such Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted.

Each Fund's investment results will vary from time-to-time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in a Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with each Fund's investment objective and policies.


--------------------------------------------------------------------------------

                              ---------------------
                        INVESTMENT OBJECTIVE AND POLICIES
                              ---------------------

The investment objective of each Fund is to seek capital appreciation by investing in certain types of equity and equity-related securities. "Equity and equity-related securities," includes common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. For this purpose, cash and cash equivalents, and receivables and related items, are not considered to be investments in equity and equity-related securities. Each Fund's investments in equity and equity-related securities will be chosen primarily with regard to their potential for capital appreciation. Current income from each Fund's investment portfolio will be considered only as a part of total return and will not be emphasized.

GROWTH EQUITY FUND

The Growth Equity Fund is designed to provide investors with a vehicle for investment primarily in a diversified group of equity and equity-related securi-ties of small- to medium-sized concerns. The Fund seeks to achieve its investment objective by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the S&P 400. As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $100 million to $7.5 billion. The Fund is not restricted in its purchases to securities that are included in the S&P 400, nor will the Fund be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded that of the largest company in the S&P 400.

SMALL CAP FUND

The Small Cap Fund is designed to provide investors with a vehicle for investment primarily in a diversified group of equity and equity-related securi-ties of small-sized concerns. The Fund seeks to achieve its investment objective by investing, during normal conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks or securities convertible into common stocks). "Small-sized concerns" is defined under applicable law as encompassing companies whose equity securities have a total market capitalization of up to $750 million at the time of acquisition. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns.

Under normal market conditions, the Fund will not purchase equity and equity-related securities of companies whose equity securities have a total market capitalization of greater than $1 billion at the time of acquisition. The market capitalization of each issuer's equity securities will be evaluated on a quarterly basis. The Fund will not be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded $1 billion, or be prevented from purchasing or be required to sell other portfolio securities as a result of such change. However, the Fund will sell portfolio securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1.5 billion. There is no minimum market capitalization for an issuer's equity securities to be considered an appropriate investment for the Fund. Although the market capitalization of portfolio securities at the time of purchase is used for compliance purposes, the Fund anticipates that the average market capitalization of the portfolio at market value will approximate $300 million to $400 million and that the average market capitalization of the portfolio at market value will not exceed $500 million.

--------------------------------------------------------------------------------

The Fund will accept subscriptions only when its net assets, at cost, are below $750 million. When the value of its net assets, at cost, reaches $750 million, the Fund will be closed to new investors until such time as the Fund's net assets, at cost, are reduced by redemption, changes in market value or otherwise to a level below $750 million. This restriction on new investments shall not apply to reinvestments of dividends and capital gains distributions or to additional investments by existing shareholders.

INTERNATIONAL GROWTH EQUITY FUND

The International Growth Equity Fund is designed to provide investors with a vehicle for investment primarily in a non-diversified group to seek appreciation of capital of foreign equity and equity-related securities. There is no limitation on the market capitalization of the issuers in which the Fund will invest. However, as of the date of this Prospectus, the Investment Manager intends to invest primarily in equity securities of issuers with market capitalizations in excess of $1 billion, and does not intend to invest more than 10% of its total assets in securities of issuers with market capitalizations below $100 million.

The Fund expects to invest primarily in securities that are traded on recognized foreign securities exchanges. However, the Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that investment in such securities meets the Fund's investment criteria. Subject to certain other restrictions (see, e.g., INVESTMENT IN ILLIQUID SECURITIES), the Fund also may invest in securities that are not publicly traded either in the United States or in foreign markets.

The Fund expects to invest primarily in the common stock of high quality growth companies. The Investment Manager will seek to identify industries and companies throughout the world that are expected to have higher-than-average rates of growth and securities with strong potential for capital appreciation relative to their downside exposure. In most cases, these companies will have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; or a steady stream of new products and services. While the Fund will emphasize growth companies, the Fund also expects to invest in emerging growth companies as well as cyclical and semi-cyclical companies, if the Investment Manager believes that such companies have above-average growth potential.

The Fund is also authorized, under normal market conditions, to invest a portion of its assets in U.S. and foreign currency and currency management transactions (see CURRENCY MANAGEMENT and OTHER INVESTMENT TRANSACTIONS). The Fund presently expects to engage in foreign currency or currency management transactions only to settle foreign securities transactions or to hedge currency exchange rate fluctuations related to its foreign equity and equity-related investments. The Fund presently does not expect to purchase U.S. or foreign debt securities (other than cash equivalent instruments with a maturity of one year or less), U.S. equity or equity-related securities, or illiquid securities, except on an occasional basis when the Investment Manager believes that unusually attractive investments are available. However, the Investment Manager reserves the right to engage in any of the transactions described below when it believes that doing so is in the best interests of the Fund. The Fund may also write put and call options on stocks and stock indices.

                      ____________________________________

The Funds are designed as investments for employee benefit plans and other tax-exempt investors. ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN EACH FUND, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUNDS' INVESTMENT MANAGER WILL NOT CONSIDER THE TAX

--------------------------------------------------------------------------------

EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUNDS' PORTFOLIOS. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) The Funds may invest in securities on either a long-term or short-term basis. There can be no assurance that any Fund's investment objective will be achieved.

The Funds may invest in securities on either a long-term or short-term basis. The Funds may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit Fund's shareholders. Each Fund may also sell securities that have been held on a short-term basis if the Fund's investment objective for such securities has been achieved or if other circumstances make the sale of such securities advisable. This may result in a taxable shareholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell some securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Although the Investment Manager does not generally intend to trade on behalf of any of the Funds for short-term profits, securities in the Funds' portfolios will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held. Turnover will be influenced by sound investment practices, each Fund's investment objective, and the need for funds for the redemption of each Fund's shares.

PORTFOLIO TURNOVER. The Investment Manager anticipates that annual portfolio turnover rate of the Growth Equity Fund and Small Cap Fund should not exceed 90%, and the annual portfolio turnover rate of the International Growth Equity Fund should not exceed 100%, but the turnover rate will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. A 90% or 100% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) for a year (excluding purchases of U. S. Treasury issues and securities within a maturity of one year or less) were equal to 90% or 100%, respectively, of the average monthly value of the securities held by the relevant Fund during such year. A higher portfolio turnover rate would increase aggregate brokerage commission expenses, which must be borne directly by each Fund and ultimately by each Fund's shareholders. (See EXECUTION OF PORTFOLIO TRANSACTIONS.) The annual portfolio turnover rates for each of the Funds, for the years ended December 31, 1996, 1995 and 1994 were as follows: for the Growth Equity Fund, 115.9%, 96.5%, and 111.1%, respectively; for the Small Cap Fund, 117.0%, 83.9% and 117.7%, respectively; for the International Growth Equity Fund, 119.1%, 87.4% and 0.00%* , respectively.

INVESTMENT CRITERIA. In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager will evaluate the fundamental value of each enterprise, as well as its prospects for growth. Because current income is not the investment objective of any of the Funds, each Fund will not restrict its investments in equity securities to those issuers with a record of dividend payments. In evaluating particular foreign investment opportunities, the Investment Manager may consider, in addition to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit company headquarters and plant sites to assess a company's operations and to meet and evaluate its

--------------------------

*No annualized; reflects four days of the International Growth Equity Fund's operations.

--------------------------------------------------------------------------------
key executives. The Investment Manager also will consider whether other risks may be associated with particular securities. Other of the Investment Manager's investment criteria are described in the introductory paragraphs of INVESTMENT OBJECTIVE AND POLICIES above.

When business or financial conditions warrant, the Investment Manager temporarily may take a defensive position and invest, without regard to a Fund's other investment policies, up to 100% of the assets of the Growth Equity Fund and the Small Cap Fund in one or more of the following: (1) cash or cash equivalents having a maturity date no more than one year from the date of acquisition; or (2) obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities having a maturity date no later than five years from the date of acquisition. When such business or financial conditions warrant the International Growth Equity Fund may hold all or part of its assets in cash or cash-equivalent investments (as described below), U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with a remaining maturity of less than one year. Other than as described below under INVESTMENT RESTRICTIONS, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. Financial instruments of this nature include certificates of deposit, bankers' acceptances, repurchase agreements, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Repurchase agreements involve transactions by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

INVESTMENT IN FOREIGN SECURITIES. Each Fund may invest in foreign securities, including securities of issuers that are organized or headquartered in emerging market countries, as described in further detail below. Under normal market conditions, the Growth Equity Fund and the Small Cap Fund will invest in foreign securities if investment therein, at the time of purchase, would not cause more than 10% of the value of each Fund's total assets to be invested in foreign securities. The International Growth Equity Fund will invest at least 65% of its total assets in foreign equity and equity-related securities. For purposes of each Fund's investment objective and policies, the term "foreign equity and equity-related securities" is deemed to include (i) equity and equity-related securities of companies that are organized or headquartered, or whose operations principally are conducted, outside of the United States, (ii) equity and equity-related securities that are principally traded outside of the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted, and (iii) securities of other investment companies investing exclusively in such equity and equity-related securities.

In addition to direct investments in foreign companies, each Fund may invest in securities of foreign companies in the form of sponsored and unsponsored American Depository Receipts ("ADRs"). The International Growth Equity Fund may also invest in European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or other similar instruments representing securities of foreign companies. ADRs are receipts for shares of foreign companies that typically are issued by U.S. banks and entitle the holder to all dividends and capital gains associated with the ordinary shares. These securities may not be denominated in the same currency as the underlying securities that they represent. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets, either on exchanges or over-the-counter; EDRs, in bearer form, are designed for trading in European securities markets; and GDRs, in registered or bearer form, are designed for trading on a global basis. Where it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Investment Manager will

--------------------------------------------------------------------------------
evaluate which investment opportunity is preferable, based on relative trading volume, anticipated liquidity, differences in currency risk, and other factors.

Depository receipts may have risks that are similar to those of foreign equity securities. (See INVESTMENT AND RISK CONSIDERATIONS - DEPOSITORY RECEIPTS.) Therefore, for purposes of each Fund's investment policies and restrictions, depository receipts will be treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. An illiquid depository receipt will be treated as an illiquid security for purposes of each Fund's restriction on the purchase of such securities, unless the depository receipt is convertible by the Fund within seven days into cash.

In seeking to achieve its investment objective, the International Growth Equity Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting its investment objective are expected to be the most attractive. In addition, from time-to-time, the Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities for capital appreciation, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

Under normal market conditions, the International Growth Equity Fund will invest its assets in securities of issuers organized or headquartered in at least ten different foreign countries, and no more than 25% of the Fund's total assets may be invested in securities of issuers that are organized or headquartered in any one foreign country other than Japan, the United Kingdom and Germany. Investments in securities (excluding foreign currencies) of issuers that are organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. See APPENDIX A:
INFORMATION REGARDING CERTAIN FOREIGN COUNTRIES for further information regarding Japan, the United Kingdom and Germany.

The International Growth Equity Fund expects to invest a substantial portion of its assets in securities of companies that are organized or headquartered in developed foreign countries. As of the date this Prospectus, the term "developed foreign countries" is deemed for purposes of this Prospectus to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. At the discretion of the Investment Manager, the International Growth Equity Fund may also invest in securities of companies that are organized or headquartered in other developed foreign countries. The International Growth Equity Fund may choose not to be invested in all developed foreign countries at one time, and may choose not to invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

The International Growth Equity Fund may invest a maximum of 30% of its total assets in securities (excluding foreign currencies) of companies that are organized or headquartered in emerging market countries. However, the Fund will not invest more than 10% of its total assets in securities (excluding foreign currencies) of issuers that are organized or headquartered in any one emerging market country. The term "emerging market countries" is deemed for purposes of this Prospectus to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance
Corporation, or the United Nations or its authorities. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES above.)

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                                    Page 13
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As  their economies grow and their markets grow and mature, some countries  that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the International Growth Equity Fund's overall limitation on investments in emerging market countries.

Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the U.S. and developed foreign countries, and thus that the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. See INVESTMENT AND RISK CONSIDERATIONS - EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign country currencies. Prospective investors should consider these risk factors carefully before investing in the International Growth Equity Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars.

It is unlikely that the International Growth Equity Fund will be invested in equity securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

INVESTMENT IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. In addition, the laws of some foreign countries may make it difficult or impossible for the International Growth Equity Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investment. Therefore, the only practical means of investment may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.
In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, the International Growth Equity Fund may invest up to 10% of its total assets, calculated at the time of purchase, in other investment companies. There is no limit on the total investment by the Growth Equity Fund and the Small Cap Fund in securities of other investment companies. To the extent that any of the Funds invest in other investment companies, each Fund would bear its proportionate share of any management or administration fees paid by investment companies in which it invests, and would continue to pay its own management fees and other expenses.

CURRENCY MANAGEMENT. Securities purchased by the Funds, particularly the International Growth Equity Fund, may be denominated in foreign currencies, or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Community), as well as U.S. dollars. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, the Funds will incur costs in connection with conversions between various currencies, and gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.

The International Growth Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. Hedging techniques may include hedging up to 100% of its

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                                    Page 14
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total  assets.  The  Fund  may  also  cross-hedge,  which  involves  writing  or purchasing  options  on  one  currency  to  hedge  against  changes  in exchange
rates  for  a  different  currency,  if  there  is  a  pattern  of   correlation
between  the  two  currencies.  In  addition,  the   Fund   may   hold   foreign
currency  received  in  connection   with   investments  in  foreign  securities
when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

From time-to-time, the International Growth Equity Fund may also employ currency management techniques to enhance its total return, although it presently does not intend to do so. The Fund may not employ more than 30% of its total assets, calculated at the time of purchase, in currency management techniques for the purpose of enhancing returns.

The management techniques that the International Growth Equity Fund may employ consist of forward foreign currency exchange contracts, currency options, futures contracts, options on futures contracts and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Futures contracts and futures options are described below under STOCK INDEX FUTURES TRANSACTIONS. See APPENDIX B:
CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for a more detailed description of these currency management techniques.

For purposes of the International Growth Equity Fund's percentage limitations, the term "securities" does not include foreign currencies, which means that the International Growth Equity Fund could have more than 65% of its total assets denominated in the currency of Japan, the United Kingdom or Germany and more than 25% of its total assets denominated in the currency of any other developed foreign country. In addition, more than 30% of its total assets could be denominated in currencies of emerging market countries and more than 10% of its total assets denominated in the currency of any one emerging market country.

The International Growth Equity Fund will incur costs in connection with conversions between various currencies. In addition, the active currency management techniques described in the preceding paragraphs involve risks different than those that arise in connection with investments in dollar-denominated securities of U.S. issuers. Furthermore, to the extent that such techniques are used to enhance return, they are considered speculative. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. The Fund's net currency positions may expose it to risks independent of its securities positions. (See APPENDIX B: CURRENCY MANAGEMENT TECHNIQUES.)

The International Growth Equity Fund's ability to engage in currency transactions may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) The Fund's ability and decisions to purchase or sell portfolio securities also may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Fund are redeemable in U.S. dollars each day the Fund determines its net asset value, the Fund must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategy, although there can be no assurances in this regard.

OTHER PORTFOLIO INVESTMENTS. As noted earlier, under normal market conditions, the International Growth Equity Fund will invest at least 65% of its total assets in foreign equity and equity-

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                                    Page 15
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related  securities.  However,  the Fund  may also invest up to 10% of its total assets in equity and equity-related securities of U.S. issuers. In addition, each Fund has the authority, under normal market conditions, to invest up to 20% of its total assets in U.S. Government obligations. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

The International Growth Equity Fund may invest in debt obligations of foreign governments and their respective agencies, instrumentalities, and authorities, debt obligations issued or guaranteed by international or supranational entities, and debt obligations of foreign corporate issuers, if in the judgment of the Investment Manager such investments are advisable and offer the potential to enhance total return. As of the date of this Prospectus, the Investment Manager does not intend to purchase U.S. or foreign debt securities (other than cash-equivalent instruments with a maturity of one year or less or U.S. equity securities on behalf of any of the Funds), except on an occasional basis when the Investment Manager believes that unusually attractive investments are available. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

The non-convertible debt obligations in which the International Growth Equity Fund will invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or Baa or higher by Moody's Investor Services, Inc. ("Moody's"), or, if unrated, determined by the investment Manager to be of comparable investment quality. If the rating of an investment grade security held by the Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. Convertible debt obligations will not be subject to rating requirements.

From time-to-time, the Investment Manager may determine that, in its judgment, political and economic factors affect foreign markets to such an extent that there are unusual risks in being substantially invested in such markets. In such circumstances, based upon the Investment Manager's determination that market conditions are not normal, each Fund retains the flexibility to assume a temporary defensive posture in response to such market conditions. During times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political, or economic uncertainty, the Fund may hold part or all of its assets in cash or cash-equivalent investments (as described below), U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with a remaining maturity of less than one year. In the case of a Fund being so invested, the Fund may not be achieving its investment objective.

INVESTMENT IN ILLIQUID SECURITIES. The Growth Equity Fund and Small Cap Fund may invest up to 5% of the value of their net assets, and the International Growth Equity Fund may invest up to 10% of the value of its net assets, in securities that are illiquid. (See INVESTMENT RESTRICTIONS.) However, each Fund presently expects to purchase illiquid securities only on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

Securities may be considered illiquid if it is not reasonably expected to receive approximately the amount at which the Fund values such securities within seven days. The Board of Directors has delegated to the Investment Manager, subject to certain guidelines, the authority to determine whether specific securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), are liquid or illiquid. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or

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                                    Page 16
national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

Each Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, the Fund may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933, the Board of Directors may determine, in particular cases, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INVESTMENTS. Other than as described below under INVESTMENT RESTRICTIONS, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest all (for temporary defensive purposes) or a portion of its assets in any of the following, denominated in U.S. dollars, or, in the case of the International Growth Equity Fund, in foreign currencies or multinational currency units, cash; short-term obligations of, or securities guaranteed by the U.S. or foreign government or their agencies or instrumentalities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

FUTURES TRANSACTIONS. Each Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation. The International Growth Equity Fund may also purchase and sell currency futures contracts and futures options, to hedge against currency exchange rate fluctuations or to enhance returns.

A stock index (such as the S&P 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A futures contract on a stock index or currency is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index or currency at the close of the last trading day of the contract and the price at which the index or currency contract was

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                                    Page 17
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originally written. See  APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for
further information about futures and futures options.

OPTIONS TRANSACTIONS. The International Growth Equity Fund may purchase and sell (write) listed covered put and call options on stocks and stock indexes as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by the Fund may not in each case exceed 5% of the market value of the net assets of the Fund as of the date of purchase. In addition, the Fund will not purchase or sell options if, immediately thereafter, more than 25% of the net assets of the International Growth Equity Fund would be hedged.

A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise rice of the option, times a specified multiplier. Put and call options are traded on U.S. and foreign exchanges. A put option is covered if the writer maintains cash or cash equivalents equal to the exercise price in a segregated account. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it. See APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for further information about options.

WHEN-ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS. The International Growth Equity Fund may purchase securities on a delayed delivery or "when-issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Fund normally will not enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

To the extent required by applicable SEC guidelines, an amount of cash, cash equivalents, or other liquid securities (as such guidelines may allow), in an amount sufficient to meet its payment obligations with respect to any such transactions will be deposited by a Fund in a segregated account with the Fund's custodian, or other segregated accounts as regulations may allow, to collateralize the position. To the extent that assets are segregated for this purpose, the Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

OTHER INVESTMENT POLICIES AND TECHNIQUES. From time-to-time, it may be advantageous for a Fund to borrow money rather than sell portfolio positions to raise the cash to meet redemption requests. Accordingly, each Fund may borrow from banks or through reverse repurchase agreements or "roll" transactions, but only in connection with meeting requests for redemption of the Fund's shares. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no Fund will borrow money for leveraging purposes. The Funds may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings exceed 5% of its total assets. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is

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                                    Page 18
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equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For this purpose, reverse repurchase and roll transactions are considered to be borrowings.

A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a recognized securities dealer) and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. A "roll" transaction is similar to a reverse repurchase agreement, except that the security repurchased is substantially similar, but not identical, to the security sold (such as securities issued by the same U.S. Government agency or instrumentality, having the same original term to maturity and the same rate of interest, but backed by a different pool of mortgage obligations than the security sold by the Fund).

Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy by the Company's Board of Directors. To the extent required by applicable SEC guidelines, the borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or other liquid securities (as such guidelines may allow), equal to at least 100% of the value of the borrowed securities, plus any accrued interest. Each Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral.

In making purchases within the above policies (which may be changed without shareholder consent), each Fund and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS. If a percentage restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. Each Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act any such securities so acquired without regard to the Fund's investment policies and restrictions.

Each Fund's investment objective is a fundamental policy that may not be changed without a vote of its shareholders. Except as otherwise stated under INVESTMENT RESTRICTIONS the Funds' investment policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in a Fund's investment objective or policies, shareholders should consider whether a Fund remains an appropriate investment in light of their then current financial positions and needs.

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                                    Page 19
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                              ---------------------
                       INVESTMENT AND RISK CONSIDERATIONS
                              ---------------------

INVESTMENTS IN SMALLER COMPANIES. As noted above, each Fund may invest in securities with small market capitalization. Investments in securities of issuers with market capitalizations below $750 million involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, small-sized concerns may have less certain growth prospects, and may be more sensitive to changing economic conditions, than larger, more established firms. Moreover, smaller capitalization companies often face competition from larger or more established firms that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited product lines, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments by the Funds in smaller capitalization companies may be regarded as speculative.

No Fund will invest more than 5% of its total assets, calculated at the time of purchase, in securities issued by companies that (including predecessors) have been in operation for less than three years. The securities of such companies may have limited liquidity which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

INVESTMENTS IN FOREIGN SECURITIES GENERALLY. As noted above, each Fund may invest in foreign securities and the International Growth Equity Fund invests principally in such securities. Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value or one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country.
As discussed above, the International Growth Equity Fund may employ certain investment techniques to hedge its foreign currency exposure;
however, such techniques also entail certain risks.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting

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                                    Page 20
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standards  or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of the Fund, including the withholding of dividends and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities.

Foreign equity securities may be traded on an exchange in the home country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect the Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Investment in debt obligations of supranational organizations involves additional risks. Such organizations' debt obligations generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

EMERGING MARKET SECURITIES. There are special risks associated with investments in emerging market securities that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

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                                    Page 21

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's investment return from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such countries have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the value of a Fund's investments in those countries.

DEPOSITORY  RECEIPTS.  As noted above, each Fund may invest  in  ADRs,  and  the
International Growth Equity Fund may invest in EDRs, GDRs and similar instruments. In many respects, the risks associated with investing in depository receipts are similar to the risks associated with investing in foreign equity securities. An ADR will be treated as an illiquid security for the purposes of each Funds restrictions on the purchase of such securities unless the ADR will be convertible into cash.

The information available for ADRs sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards are often more uniform and more exacting than those to which many non-U.S. issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the U.S. The information that is available concerning the issuers of the securities underlying EDRs and GDRs may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs. In addition, to the extent that a Fund purchases depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

CONVERTIBLE SECURITIES AND WARRANTS. As noted above, each Fund may invest in convertible securities and warrants. Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion

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                                    Page 22
price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the level at which the warrant can prudently be exercised, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment in the warrant. The Investment Manager anticipates that it will invest in warrants on behalf of the Funds only when such warrants may be sold publicly in the secondary market, although the Investment Manager would not be precluded from acquiring warrants in a private placement if it believes, in light of all the circumstances, that such acquisition presents an attractive investment opportunity for any of the Funds. The Investment Manager will limit the Funds' investments in warrants to 10% of each Fund's total assets, measured at the time of purchase.

DEBT OBLIGATIONS. As noted above, each Fund may purchase non-convertible debt obligations rated at the time of purchase BBB or higher by Standard & Poor's or Baa or higher by Moody's, or if unrated determined by the Investment Manager to be of comparable quality. Although securities rated BBB or Baa are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES. As indicated above, each Fund may engage for hedging purposes in stock index option transactions, futures and futures option transactions. The International Growth Equity Fund may also engage in various other currency management transactions for hedging purposes and to enhance returns. There can be no assurance as to the success of any such operations. Although hedging strategies could minimize the risk of loss due to a decline in the value of a hedged security or currency, they could also limit any potential gain from an increase in the value of a Fund's security or currency. Furthermore, currency transactions entered into for the purposes of enhancing returns may not be successful, resulting in losses to the Fund. See APPENDIX B:
CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for information regarding the risks of these portfolio management techniques.

OTHER CONSIDERATIONS. As noted above (see INVESTMENT OBJECTIVE AND POLICIES - INVESTMENT IN ILLIQUID SECURITIES), each Fund may acquire illiquid securities. Such securities involve potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

The Growth Equity Fund and the Small Cap Fund may invest up to 5%, and the International Growth Equity Fund may invest up to 10%, of the value of their total assets in securities that are illiquid. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Company's Board of Directors has delegated to the Investment Manager the authority to determine whether specific securities, including restricted

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                                    Page 23
securities eligible for resale pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board of Directors monitors the liquidity of securities in the Funds' portfolios based on reports furnished periodically by the Investment Manager. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

The  Funds' investments in illiquid securities may include securities  that  are not registered for resale under the 1933 Act, as amended, and therefore are subject to restrictions on resale. In some cases, such securities may be eligible for resale to qualified institutional buyers under Rule 144A or otherwise under the 1933 Act. Investing in Rule 144A and similar securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. When the Funds purchase unregistered securities, the Funds may, in appropriate circumstances, obtain the right to registration of such securities at the expense of the issuer. In such cases, there may be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Fund may be delayed or limited. Roll transactions entered into by the International Growth Equity Fund involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Similarly, when the International Growth
Equity Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the International Growth Equity Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent the borrowing is in the form of reverse repurchase agreements, the Fund is subject to risks that are similar to those of repurchase agreements. The Fund will be non-diversified within the meaning of the 1940 Act. As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company, the Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with

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                                    Page 24
such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and
(ii) not more than 25% of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

In making purchases within the above policies (which may be changed without shareholder consent), the Funds and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS. If a percent age restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The Growth Equity Fund and the Small Cap Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize its status under the 1940 Act as a "diversified" investment company.



                              ---------------------
                             INVESTMENT RESTRICTIONS
                              ---------------------

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" of a Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote (i) of 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The restrictions for each of the Funds are as follows:

The Growth Equity Fund may not:

 1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

 2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

 3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

 4. Acquire more than l0% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

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                                    Page 25

 5. Invest in companies for the purpose of exercising control or management;

 6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

 7. Invest in interests in oil, gas, or other mineral exploration or development programs;

 8. Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

 9. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 8 above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities;

10. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

11. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities, and
    (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's total assets;

12. Make short sales of securities;

13. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

14. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

15. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

16. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the

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                                    Page 26
    management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

17. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

18. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

19. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets; or

20. Purchase commodities or commodity contracts, except that the Fund may pur-chase securities of an issuer which invests or deals in commodities or com-modity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.



The Small Cap Fund may not:

 1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

 2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

 3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

 4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

 5. Invest in companies for the purpose of exercising control or management;

 6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

 7. Invest in interests in oil, gas, or other mineral exploration or development programs;

 8. Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities. The Fund may engage in activities

--------------------------------------------------------------------------------
    listed in Investment Restriction 10, but will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

 9. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

10. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may:
    (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S.
    Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

11. Make short sales of securities;

12. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

13. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

14. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

15. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

16. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

17. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

18. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on

--------------------------------------------------------------------------------
    the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets; or

19. Purchase commodities or commodity contracts, except that the Fund may pur-chase securities of an issuer which invests or deals in commodities or com-modity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.



The International Growth Equity Fund may not:

 1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

 2. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

 3. Invest in companies for the purpose of exercising control or management;

 4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For this purpose, reverse repurchase agreements and roll transactions covered by segregated accounts are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from purchasing or selling futures contracts, futures options, forward foreign currency exchange positions, and currency options;

 5. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 4 above. For this purpose, reverse repurchase, roll and other transactions covered by segregated accounts are not considered to be senior securities;

 6. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

 7. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
    (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets;

--------------------------------------------------------------------------------

 8. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 10% of the value of its net assets in securities that are illiquid;

 9. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

10. Purchase portfolio securities from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940
    Act) of the Company, other than otherwise unaffiliated broker-dealers;

11. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets;

12. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the Commodities Futures Trading Commission. The Fund has no current intention of entering into commodities contracts except for stock index and currency futures and futures options; or

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

The International Growth Equity Fund has also adopted certain investment restrictions that are not fundamental policies and that may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that the Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Make short sales of securities or maintain short positions, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

3. Invest more than 5% of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor);

4. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

--------------------------------------------------------------------------------

Each Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.



                              --------------------
                             DIRECTORS AND OFFICERS
                              --------------------

The directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the directors is Four Embarcadero Center, San Francisco, California 94111, and the address of each officer is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

DEWITT F. BOWMAN, Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc., a trustee of Brandes International Fund and a trustee of Pacific Gas and Electric Nuclear Decommissioning Trust. He also serves as a director of RCM Equity Funds, Inc. ("RCM Equity").

PAMELA A. FARR, Director. Ms. Farr is an independent management consultant. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure. She also serves as a director of RCM Equity.

THOMAS S. FOLEY, Director. Mr. Foley has been a partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., since January 1995. Prior to that he served as the 49th Speaker of the House of Representatives and was the representative of the 15th Congressional District of the State of Washington from 1965 to 1994. Mr. Foley serves on the Board of Directors of the H.J. Heinz Company, on the Global Advisory Board of Coopers & Lybrand L.L.P. and on the Board of Overseers of Whitman College. He also serves as a director of RCM Equity.

FRANK P. GREENE, Director. Mr. Greene is a partner and portfolio manager of Wood Island Associates, a registered investment adviser, with which he has been associated since August 1991. From November 1987 to August 1991, he was a Senior Vice President and Portfolio Manager of Siebel Capital Management, Inc., a registered investment adviser. He also serves as a director of RCM Equity.

GEORGE G.C. PARKER,* Director. Mr. Parker is Associate Dean for Academic Affairs and Director of the MBA Program at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; and

--------------------------------------------------------------------------------

Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994. Mr. Parker served on the Board of the Directors of the University National Bank & Trust Company from 1986 to 1995. He also serves as a director of RCM Equity.

KENNETH E. SCOTT*, Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Mr. Ingram is Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc., ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is also President, Treasurer and Chief Financial Officer of RCM Equity; President, Chief Financial Officer and Assistant Treasurer of RCM Strategic Global Government Fund, Inc. ("RCS"); and an officer of certain investment companies advised or administrated by The Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management ("Waterhouse"), Harris Trust and Savings Bank ("Harris") and Morgan Guaranty Trust Company of New York ("Morgan Guaranty").

JOHN E. PELLETIER, Vice President and Secretary. Mr. Pelletier is Senior Vice President and General Counsel of FDI. From February 1992 to April 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. He is also a Vice President and Secretary of RCM Equity; a Vice President and Assistant Secretary of RCS; and an officer of certain investment companies advised or administrated by Dreyfus, Waterhouse, Harris and Morgan Guaranty.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Ms. Keeley is Vice President and Senior Counsel of FDI, with which she has been associated since September 1994. From September 1995 to present, she has been Counsel to Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, Ms. Keeley was an Assistant at the National Association for Public Interest Law. She is also Vice President and Assistant Secretary of RCM Equity and RCS, and an officer of certain investment companies advised or administrated by Dreyfus, Waterhouse, Harris and Morgan Guaranty. Her address is 600 Park Avenue, 45th Floor, New York, New York 10166.

GARY S. MACDONALD, Vice President and Assistant Treasurer. Mr. MacDonald is Vice President and Senior Client Services Manager of FDI, ("FDI") with which he has been associated since November 1996. From September 1992 to November 1996, he
was Vice President of BayBanks Investment Management/BayBanks Financial Services; and from April 1989 to September 1992 he was an analyst at Wellington Management Company. He is also Vice President and Assistant Treasurer of RCM Equity.

KAREN JACOPPO-WOOD, Assistant Secretary. Ms. Jacoppo-Wood is an Assistant Vice President and Paralegal Manager for FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was Senior Paralegal at The Boston Company Advisors, Inc. She is also an Assistant Secretary of RCM Equity, and an officer of certain investment companies advised or administrated by Waterhouse, Harris and Morgan Guaranty.

----------------------------------
*  Member, Audit Committee of the Company.

--------------------------------------------------------------------------------

MARY A. NELSON, Assistant Treasurer. Ms. Nelson is Vice President and Manager of Treasury, Services and Administration for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is also an Assistant Treasurer of RCM Equity and an officer of certain investment companies advised or administrated by Waterhouse, Harris and Morgan Guaranty.

It is presently anticipated that regular meetings of the Company's Board of Directors will be held on a quarterly basis. The Company's Audit Committee, whose present members are Messrs. Parker and Scott, meet with the Company's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each director receives a fee of $9,000 per year plus $1,500 for each Board meeting attended, $500 for each Audit Committee meeting attended and is reimbursed for his or her travel and other expenses incurred in connection with attending Board meetings. The Investment Manager bears two-thirds of this expense on behalf of the Growth Equity Fund and the Small Cap Fund, and the International Growth Equity Fund pays the remainder.

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ending December 31, 1996, to the Directors and the aggregate compensation paid to the Directors for service on the Company's Board and that of all other funds in the "Company Complex" as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                        Pension or
                                                        Retirement                                  Total Compensation
                                 Aggregate            Benefits Accrued         Estimate Annual        from Company and
                                Compensation             as Part of             Benefits Upon         Company Complex
       Name                     from Company          Company Expenses           Retirement         Paid to Director (1)
 ----------------------         -------------         ----------------         ---------------      --------------------
 DeWitt F. Bowman (2)               $18,000                None                      N/A                   $33,000
 Pamela A. Farr (2)                 $18,000                None                      N/A                   $27,000
 Thomas S. Foley (2)                $15,000                None                      N/A                   $23,000
 Frank P. Greene (2)                $18,000                None                      N/A                   $32,000
 George G.C. Parker (2)             $18,000                None                      N/A                   $27,000
 Kenneth E. Scott                   $33,000                None                      N/A                   $33,000

------------------------
(1)  There are seven funds in the Company Complex, including the Funds.
(2)  Has served as a Director since June 14, 1996.

As of December 31, 1996, no Director or officer of the Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Company.

The Investment Manager uses a system of multiple portfolio managers to manage each Fund's assets. Under this system, the portfolio of each Fund is divided into smaller segments ("portfolios"). Each portfolio is assigned to an individual portfolio manager who is employed as a research and portfolio management professional by the Investment Manager. Some of the Funds' portfolios may be limited to particular industry groups, and a particular portfolio manager may be responsible for more than one portfolio. Subject to the objectives for that portfolio and to each Fund's overall investment objective, guidelines, and restrictions, the portfolio manager for each portfolio determines how that portfolio will be invested. The primary portfolio managers for each of the Funds are the following individuals:

JOHN A. KRIEWALL. Mr. Kriewall is a primary portfolio manager of the Growth Fund and the Small Cap Fund. He has managed one or more of the Growth Equity Fund's portfolios since 1987 and has been one of the primary portfolio managers of the Small Cap Fund since its inception. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1973.

G. NICHOLAS FARWELL. Mr. Farwell is a primary portfolio manager of the Growth Fund and the Small Cap Fund. He has managed one or more of the Growth Equity Fund's portfolios since 1984 and has been one of the primary portfolio managers of the Small Cap Fund since its inception. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1980.

GARY B. SOKOL. Mr. Sokol is a primary portfolio manager of the Small Cap Fund and managed one or more of the Fund's portfolios since its inception. He has research and management responsibilities for small cap and mid cap securities and is a Principal of the Investment Manager, with which he has been associated since 1988.

WILLIAM S. STACK. Mr. Stack has been the primary portfolio manager of the International Growth Equity Fund since its inception. He is a Principal of the Investment Manager and is a member of its Board of

--------------------------------------------------------------------------------

Managers. Mr. Stack has more than 24 years of experience managing both domestic and international equities. He has been associated with the Investment Manager since 1994.

The establishment of objectives for each portfolio, the distribution and redistribution of assets among portfolios, and the oversight of the investment management of each portfolio of the Growth Equity Fund and the Small Cap Fund is the responsibility of the Investment Manager's Steering Committee. The Steering Committee is chaired by William L. Price, Chairman and Chief Investment Officer of the Investment Manager; the other members of the Steering Committee are John A. Kriewall, G. Nicholas Farwell and Jeffrey J. Wiggins (a principal of the Investment Manager and a manager of two of the Funds' portfolios). The Investment Manager's International Steering Committee provides oversight of the investment management of the International Growth Equity Fund. The members of the International Steering Committee are John D. Leland, Jr. (a principal of the Investment Manager), William L. Price and William S. Stack.

The RCM Capital Management Profit Sharing Plan (the "Plan"), is a plan limited to principals and employees of the Investment Manager. On March 31, 1997, the Plan, which is exempt from federal income taxation under Section 501 of the Internal Revenue Code of 1986, was the owner of 388,792.924 shares of the Growth Equity Fund's capital stock, constituting less than 1% of total shares outstanding at that date; 506,060.315 shares of the Small Cap Fund's capital stock, constituting less than 1% of the total shares outstanding at that date; and 372,958.720 shares of the International Growth Equity Fund's capital stock, constituting 7.4% of the total shares outstanding at that date. No director or officer of the Company was a beneficial owner of any shares of any Fund's outstanding capital stock as of March 31, 1997.




                              --------------------
                             THE INVESTMENT MANAGER
                              --------------------
The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved various contracts for various financial organizations to provide, among other things, day-to day management services required by the Funds. The Company, on behalf of each Fund, has retained as the Funds' Investment Manager RCM Capital Management, L.L.C., a Delaware limited liability company, with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.

The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1995 of DM 484 billion ($696 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is Germany's second largest bank. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New

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                                    Page 34

York and Chicago and an agency in Los Angeles. As of the date of this Prospectus, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, Hans-Deiter Bauernfeind, George N. Fugelsang, Michael J. Apatoff, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by the investment management agreement between it and each Fund without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company.

Pursuant to an agreement among RCM Limited, L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of the Investment Manager's Board of Managers. RCM Limited is a California limited partnership consisting of 39 limited partners and one general partner, RCM General Corporation, a California corporation ("RCM General"). Twenty-six of the limited partners of RCM Limited are also principals of the Investment Manager, and the shareholders of RCM General. As of the date of this Prospectus, the following persons are limited partners of RCM Limited and shareholders of RCM General: William L. Price, Michael J. Apatoff, Eamonn F.
Dolan, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, Kenneth B. Weeman, Jr., Anthony Ain, Donna L. Avedisian, John L. Bernard, Huachen Chen, Jacqueline M. Cormier, Ellen M. Courtien, G. Nicholas Farwell, Joanne L. Howard, Stephen Kim, John A. Kriewall, Allan C. Martin, Andrew H. Massie, Jr., Melody L. McDonald, Lee N. Price, Walter C. Price, Jr., Gary W. Schreyer, Gary B. Sokol, Andrew C. Whitelaw, and Jeffrey J. Wiggins.

The Investment Manager provides each Fund with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreements") each dated June 14, 1996. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for RCM Global Technology Fund, RCM Global Small Cap Fund, RCM Large Cap Growth Fund and RCM Global Health Care Fund, each a series of RCM Equity Funds, Inc., an open-end management investment company; RCM Strategic Global Government Fund, Inc. and the Emerging Germany Fund, closed-end management investment companies; and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

The Management Agreements were approved by each Fund's shareholders at a special meeting on May 28, 1996, and were approved by the unanimous vote of the Board of Directors of the Company on May 20, 1996. The Management Agreements will continue in effect until June 14, 1998. They may be renewed from year to year thereafter, provided that any such renewals have been specifically approved at least annually by (i) a majority of the Board of Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval, or
(ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund and the vote of a majority of the directors.

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                                    Page 35

Each Fund, pursuant to its respective Management Agreement, has assumed the obligation for payment of the following ordinary operating expenses:
(a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, each Fund, (c) interest charges on borrowings,
(d) charges and expenses of the Fund's custodian, and (e) payment of all in vestment advisory fees (including fees payable to the Investment Manager under the Management Agreements). Each Fund is also responsible for expenses of an extraordinary nature subject to good faith determination of the Company's Board of Directors. Each Fund's expenses are charged against its assets. General expenses of the company are allocated among the three series in a manner proportionate to the net assets of each series, on a transactional basis, or on such other basis as the Board of Directors deems equitable.

The Investment Manager is, under the Management Agreements of the Growth Equity Fund and the Small Cap Fund, responsible for all of the other ordinary operating expenses of those Funds (e.g., legal and audit fees, and SEC and "Blue Sky" registration expenses), including the compensation of the directors of the Company. (See DIRECTORS AND OFFICERS.) The International Growth Equity Fund has assumed responsibility for such operating expenses under its Management Agreement. The Investment Manager is also responsible for all of its own expenses in providing services to the Funds.

For the services rendered by the Investment Manager under the Management Agreements, each Fund pays management fees at an annualized rate of its average daily net assets. These fees are computed daily and paid monthly. The Growth Equity Fund pays investment management fees monthly at an annualized rate of 0.75% of the Fund's average daily net assets. For the years ended December 31, 1996, 1995, and 1994, the Fund incurred investment management fees aggregating $8,121,322, $11,038,366, and $14,116,196, respectively. The Small Cap Fund pays investment management fees monthly at an annualized rate of 1.0% of the Fund's average daily net assets. For the years ended December 31, 1996, 1995, and 1994, the Fund incurred investment management fees aggregating $4,608,338, $4,385,825, and $6,060,756, respectively. The International Growth Equity Fund pays investment management fees monthly at an annualized rate of 0.75% of its average daily net assets. For the years ended December 31, 1996, 1995, the Fund incurred investment management fees aggregating $313,342 and $41,875, respectively. These fees are higher than the fees paid by most other registered investment companies.

CLIENTS OF THE INVESTMENT MANAGER WHO ARE SHAREHOLDERS OF ANY OF THE FUNDS WILL PAY A FEE AT THIS RATE ONLY ON THE PORTION OF THEIR ASSETS INVESTED IN SHARES OF A FUND. HOWEVER, SUCH CLIENTS WILL NOT PAY ADDITIONAL FEES TO THE INVESTMENT MANAGER ON THE PORTIONS OF THEIR ASSETS INVESTED IN SUCH FUND. ASSETS NOT INVESTED IN SHARES OF THE FUNDS WILL BE SUBJECT TO FEES IN ACCORDANCE WITH ANY INVESTMENT MANAGEMENT AGREEMENT OR THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CLIENT AND THE INVESTMENT MANAGER. CLIENTS WHO INVEST IN SHARES OF THE FUNDS WILL GENERALLY PAY AN AGGREGATE FEE WHICH IS HIGHER THAN THAT PAID BY OTHER CLIENTS NOT INVESTED IN THE FUNDS.

The Investment Manager has voluntarily undertaken (which undertaking it may terminate at any time, on at least 30 days advance notice, in its sole discretion) to limit each Fund's expenses as follows: on the first business day of February, the Investment Manager will pay the Growth Equity Fund, the Small Cap Fund and the International Growth Equity Fund the amount, if any, by which ordinary operating expenses of the Company attributable to each Fund for the preceding fiscal year (except interest, taxes and extraordinary expenses) exceed 1%, 1.25%, and 1%, respectively, of the average daily net assets of each Fund for that year. However, in paying the monthly investment management fee to the Investment Manager, the Funds will reduce the amount of such fee by the amount, if any, by which each Fund's ordinary operating expenses for the previous month (except interest, taxes and extraordinary expenses) exceeded on an annualized basis the above-referenced percentage of each Fund's average daily net assets, determined

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                                    Page 36
monthly; provided, however, that each Fund will pay to the Investment Manager on the first day of June the amount, if any, by which any such reductions exceeded the amount to which such Fund would be entitled in the preceding February under the immediately preceding sentence if such a reduction had not occurred. For the calendar years ended December 31, 1986 through December 31, 1996, no payment was due under these provisions from either the Funds or the Investment Manager.

The Management Agreements are terminable without penalty on 60 days' written notice by a vote of the majority of a Fund's outstanding voting securities, by a vote of the majority of the Company's Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of their assignment.




                              --------------------
                       EXECUTION OF PORTFOLIO TRANSACTIONS
                              --------------------

The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes each Fund's investment decisions and selects the broker or dealer for each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, and prior performance in serving the Investment Manager and its clients and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to obtain the best execution, the order is placed with that broker or dealer. This may or may not be a broker or dealer that has provided investment information and research services to the Investment Manager. Such investment information and research services may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research

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                                    Page 37
purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking best available price and execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In selecting such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commission represents reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds) and it is recognized that a Fund may be charged a commission paid to a broker or dealer who supplied research services not utilized by such Fund. However, the Investment Manager expects that the Funds will benefit overall by such practice because they are receiving the benefit of research services and the execution of such transactions not otherwise available to them without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best available prices and execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. However, to date the Funds have not marketed any of their shares through brokers and the Investment Manager has thus not utilized the above authority. The Investment Manager has not made and will not make any commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager. During 1996, all brokerage commissions paid by the Funds were paid to such brokers.

Each Fund may, in some instances, invest in U.S. and/or foreign securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Each Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the primary market-makers for each security; however, when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Investment Manager will attempt to negotiate the best market price and execution.

For the fiscal years ended December 31, 1996, 1995, and 1994, the Growth Equity Fund paid in brokerage commissions $2,740,069, $3,568,510, and $8,994,515, respectively, and the Fund's portfolio turnover rates during such periods were 115.9%, 96.5%, and 111.1%, respectively.

For the fiscal years ended December 31, 1996, 1995, and 1994, the Small Cap Fund paid in brokerage commissions $843,368, $754,813, and $4,228,279, respectively, and the Fund's portfolio turnover rates during such periods were 117.0%, 83.9%, and 117.7%, respectively.

For the fiscal years ended December 31, 1996 and 1995, the International Growth Equity Fund paid in brokerage commissions $333,597 and $207,486, respectively, and the Fund's portfolio turnover rates during such periods were 119.1% and 87.4%, respectively.

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                                    Page 38

As noted above, the Investment Manager is a wholly owned subsidiary of Dresdner. Dresdner Kleinwort Benson North America, LLC ("DKNA") is also a wholly owned subsidiary of Dresdner. DKNA and other Dresdner subsidiaries may be registered as broker-dealers with the SEC (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions through the Dresdner Affiliates, when appropriate, and to the extent consistent with applicable laws and regulations. In all such cases, the Dresdner Affiliates will act as agent for a Fund, and the Investment Manager will not enter into any transaction on behalf of a Fund in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commission separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities, and that the commissions paid to the Dresdner Affiliates are no higher than the commissions paid by any other similar customer of those brokers who receives brokerage and research services that are similar in scope and quality than those received by the Funds.

The Investment Manager performs investment management and advisory services for various clients, including pension, profit-sharing and other employee benefit trusts, as well as individuals. In many cases, portfolio transactions may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Funds. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions will be effected only when the Investment Manager believes that to do so will be in the best interest of a Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Funds, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria. The Investment Manager will not include orders on behalf of any affiliated or related entity in any aggregated transaction that includes orders placed on behalf of a Fund.



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                                    Page 39

                              --------------------
                      INVESTMENT BY EMPLOYEE BENEFIT PLANS
                              --------------------

All shareholders of each Fund are (and are expected in the future to be) organizations and individuals to whom the Funds' investment manager also provides discretionary investment supervisory or investment advisory services. For discretionary account clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") investment in shares of a Fund requires a special form of approval procedure by the plans' independent "fiduciaries," as described below.

ERISA provides that, when an employee benefit plan invests in any security issued by an investment company registered under the 1940 Act (such as the Company), the assets of such plan will be deemed to include that security, but shall not, solely by reason of such investment, be deemed to include any assets of the investment company. ERISA also provides that the investment by an employee benefit plan in securities issued by an investment company registered under the 1940 Act will not cause the investment company or the investment com-pany's advisor to be deemed a "fiduciary" or a "party in interest" with respect to such employee benefit plan, as those terms are defined in Title I of ERISA, or a "disqualified person" with respect to such plan for purposes of the Internal Revenue Code of 1986.

The Investment Manager does not intend to cause any of the Funds to invest in the securities of a company that is a sponsor of an employee benefit plan owning shares of the Fund. However, should such an investment occur, either by portfolio decisions of the Investment Manager or by the purchase of shares by an employee benefit plan, the shares held by such Fund would not be considered "employer securities" within the meaning of ERISA Section 407 (which limits the amount of employer securities which may be held by certain employee benefit plans) for an employee benefit plan owning shares of a Fund.

Although only the shares of a Fund and not its underlying investments will be considered assets of an employee benefit plan purchasing the Fund's shares, the ERISA Conference Report of the U. S. Congress indicates that, for purposes of determining whether the investments of an employee benefit plan meet the diversification requirements of ERISA Section 404, it is appropriate to apply the diversification rule by examining the diversification of investments by the Fund. The Department of Labor has indicated its concurrence in this position in Advisory Opinion 75-93 (November 4, 1975).

The Investment Manager presently anticipates that shares of any of the Funds will be purchased by employee benefit plans that have appointed or may appoint the Investment Manager as "investment manager" (within the meaning of ERISA
Section 3(38)) of some or all of their assets. The Department of the Treasury and the Department of Labor have promulgated a "Prohibited Transaction Class Exemption" (Prohibited Transaction Exemption 77-4, 42 Fed. Reg. 18732 (April 8,
1977)) exempting from the prohibited transaction restrictions of ERISA the purchase and sale by an employee benefit plan of shares of a registered, open-end investment company when a fiduciary with respect to the plan (e.g., an investment manager) is also the investment adviser for the investment company, provided certain conditions are met. It is the intention of each Fund and the Investment Manager to take all necessary steps to satisfy these conditions when the transaction so requires. The applicable conditions are:

1. The employee benefit plan (the "plan") does not pay a sales commission in connection with such purchase or sale. (The Funds do not charge a sales commission in connection with the sale of their capital stock.)

2. The plan does not pay a redemption fee in connection with the sale by the plan to the investment company of its shares unless:

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                                    Page 40

(a)  the redemption fee is paid to the investment company, and

(b) the fee is disclosed in the investment company prospectus in effect both at the time of the purchase of such shares and at the time of such sale. (The Funds do not charge a redemption fee.)

3. The plan does not pay an investment management fee with respect to plan assets invested in such shares for the entire period of the investment. This does not preclude payment of fees by the investment company under the terms of the Management Agreements adopted in accordance with Section 15 of the 1940 Act. (The Investment Manager does not charge a separate management fee on plan assets invested in shares of the Funds.)

4. A second fiduciary with respect to the plan, who is independent of and unrelated to the fiduciary/investment adviser or any affiliate of the adviser, must receive a prospectus issued by the investment company, and a full and detailed written disclosure of the investment advisory and other fees charged to or paid by the plan and the investment company, including the nature and extent of any differential between the rates of such fees, the reasons why the fiduciary/investment adviser may consider purchases of investment company stock to be appropriate, and whether there are any limitations on the fiduciary/investment adviser with respect to which plan assets may be invested in shares of the investment company and, if so, the nature of such limitations.

5. On the basis of the prospectus and the additional disclosure materials described above, the second fiduciary approves the purchases and sales. The approval may be limited solely to the investment advisory and other fees paid by the investment company in relation to the fees paid by the plan and need not relate to any other aspect of the investment. The approval must be either:

(a)  set forth in the plan document or investment management agreement, or

(b)  indicated in writing prior to each purchase or sale, or

(c) indicated in writing prior to the commencement or continuation of a specified purchase or sale program in the shares of such investment company.

6. The second fiduciary or any successor thereto is notified in writing of any change in any of the rates of fees referred to in Paragraph 5 and approves in writing the continuation of the purchases and sales and the continued holding of shares acquired prior to the change. Such approval may be limited solely to the investment advisory and other fees.

As noted above, the Funds and the Investment Manager intend to conform with the above provisions in connection with investments in any of the Funds by employee benefit plans managed by the Investment Manager. The Funds and the Investment Manager solicit approval of specified purchase programs as described in Para graph 5(c) above. Such a program will establish a purchase limitation based either on a specific dollar amount or on a percentage of the total assets of a plan which are committed to investment in equity and equity-related securities supervised by the Investment Manager.




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                                    Page 41

                              --------------------
                             HOW TO PURCHASE SHARES
                              --------------------

EACH FUND CURRENTLY OFFERS ITS SHARES SOLELY TO INSTITUTIONS AND INDIVIDUALS WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR AN INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT, L.L.C. THE FUNDS EXPECT TO CONTINUE THIS POLICY IN THE FUTURE. IN THIS CAPACITY, THE INVEST MENT MANAGER MAY BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES HELD BY DISCRETIONARY CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THE INVESTMENT MANAGER'S DISCRETIONARY CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS above.)

Shares of each Fund are offered on a continuous basis at the net asset value per share (next determined after acceptance of orders), without any sales or other charge. The minimum initial investment in the Growth Equity Fund and the Small Cap Fund is $10,000, and $50,000 for the International Growth Equity Fund. There is a $1,000 minimum for subsequent investments other than through each Fund's automatic dividend reinvestment plan (see DIVIDENDS, DISTRIBUTIONS AND TAX STATUS). The Company reserves the right at any time to waive, increase, or decrease the minimum requirements applicable to initial or subsequent investments.

Eligible investors or their duly authorized agents may purchase shares of any of the Funds from RCM Capital Trust Company (the "Transfer Agent"), or through the Funds' distributor, by sending a signed, completed subscription form to the Transfer Agent at Four Embarcadero Center, Suite 2800, San Francisco, California 94111 (telephone (415) 954-1700). Subscription forms can be also obtained from the Investment Manager or the Company. The Company, on behalf of any of the Funds, does not have dealer agreements.

Orders for shares received by the Company prior to the close of the New York Stock Exchange composite tape on each day the New York Stock Exchange is open for trading, will be priced at the net asset value (see NET ASSET VALUE) computed as of the close of the New York Stock Exchange composite tape on that day. The Company reserves the right to reject any order at its sole discretion. Orders received after the close of the New York Stock Exchange composite tape, or on any day on which the New York Stock Exchange is not open for trading, will be priced at the close of the New York Stock Exchange composite tape on the next succeeding date on which the New York Stock Exchange is open for trading. Net asset value normally is not calculated for any day on which an order for shares is not received or on which shares are not surrendered for redemption.

Upon receipt of the subscription form in good order, the Company will open a shareholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction along with a summary of the status of the account as of the transaction date will be forwarded to the investor.



--------------------------------------------------------------------------------

Payment for shares purchased should be made by check or money order, payable to:

                       State Street Bank and Trust Company
                       U.S. Mutual Funds Services Division
                                  P.O. Box 1713
                          Boston, Massachusetts  02105

                          Attn: RCM Growth Equity Fund
                                 Account I001
                              RCM Small Cap Fund
                                 Account I002
                        RCM International Growth Equity Fund A
                                 Account I005

                     For overnight delivery, the address is:

                               1776 Heritage Drive
                       North Quincy, Massachusetts  02171

Investors may also wire funds in payment of orders to the above address. Wired funds should include the following: shareholder's registration name and account number with the Company and the name of the Fund.

The Company will issue share certificates of the Funds only for full shares and only upon the specific request of the shareholder. Confirmation statements showing transactions in the shareholder account and a summary of the status of the account serve as evidence of ownership of shares of a Fund.

In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for a Fund's shares offered by this Prospectus. Any such securities (a) will be valued at the close of the New York Stock Exchange composite tape on the day of acceptance of the subscription in accordance with the method of valuing the Fund's portfolio described under NET ASSET VALUE; (b) will have a tax basis to the Fund equal to such value; (c) must not be "restricted securities"; and (d) must be permitted to be purchased in accordance with the Fund's investment objective and policies set forth in this Prospectus and must be securities that the Fund would be willing to purchase at that time. Prospective investors considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary to complete the transaction. Share purchases with securities will not be taxable transactions to shareholders of a Fund which are exempt from federal income taxation under Section 501(a) of the Code.

                              --------------------
                                 NET ASSET VALUE
                              --------------------

The net asset value of each share of each Fund on which the subscription and redemption prices are based is determined by the sum of the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Company. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Fund outstanding. The net asset value of the Funds' shares will be calculated as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (unless weather, equipment failure or other factors contribute to an earlier

--------------------------------------------------------------------------------
closing time), on the last day of each month that the New York Stock Exchange is open for trading, and on any day that the New York Stock Exchange is open for trading and on which there is a sale or redemption of the Fund's shares.

For purposes of this computation, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities shall be valued by whatever means a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

The Funds may use a pricing service approved by the Company's Board of Directors to value long-term debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Company under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.




                              --------------------
                              REDEMPTION OF SHARES
                              --------------------

Subject only to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares of each Fund tendered to it, as described below, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. There is no redemption charge.

--------------------------------------------------------------------------------

Payment for shares redeemed will be made within seven days after receipt by the Company of: (a) a written request for redemption, signed by each registered owner or his duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;
(b) stock certificates for any shares to be redeemed which are held by the share holder; and (c) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the Company. A shareholder in doubt as to what documents are required should contact the Company.

If the Company is requested to redeem shares for which it has not yet received payment, the Transfer Agent will delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that payment has been collected for the purchase of such shares. The delay may be up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay in the Fund receiving "good funds" for its use.

Upon execution of the redemption order, a confirmation statement will be forwarded to the shareholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wired no later than seven calendar days subsequent to execution of the redemption order except as may be provided below.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Company and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming shareholder, if the Fund believes that honoring such request is in the best interests of the Fund. If payment for shares redeemed were to be made wholly or partly in portfolio securities, broker age costs would be incurred by the investor in converting the securities to cash.

Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder receives upon redemption may be more or less than the amount paid for the shares.




--------------------------------------------------------------------------------

                              --------------------
                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
                              --------------------

It is the intention of each Fund to distribute to its shareholders all of each fiscal year's net investment income and net realized capital gains, if any, on the Fund's investment portfolio. The amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments.

Until the Board of Directors otherwise determines, each income dividend and capital gains distribution, if any, declared by a Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions, unless the shareholder or its duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the shareholder or its duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the shareholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the shareholder in writing to the contrary.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December by the Funds and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that a Fund pays the dividend no later than January 31 of the following year.

ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN THE FUNDS, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUNDS' INVESTMENT MANAGER WILL NOT CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUND'S PORTFOLIO. This may result in a taxable shareholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains.

The Company has qualified and intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code. Each Fund will be treated as a separate fund for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. By complying with the applicable provisions of the Code, a Fund will not be subjected to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders.

To qualify under Subchapter M, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or certain options, futures, forward contracts on foreign currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and

--------------------------------------------------------------------------------

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any fiscal year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (if any), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Fund expects to so distribute all of such income and gains on an annual basis, and thus will generally avoid any such taxation.

Even though each Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribu-tion" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Shareholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividends and capital gains distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate shareholder must hold shares of the Fund paying the dividends upon which a dividend received deduction is based for at least 46 days. Shareholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in a Fund under federal, state and local tax laws.

Clients who purchase shares of a Fund shortly before the record date of a dividend or capital gain distribution will pay full price for the shares
("buying a dividend") and then receive some portion of the price back as a taxable dividend or capital gain distribution.

Federal law requires the Company to withhold 31% of income from dividends, capital gains distributions and/or redemptions (including exchanges) that occur in certain shareholder's accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal tax liability, and a

--------------------------------------------------------------------------------
refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes.

Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate, whichever is less). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

Futures contracts and related options entered into by each Fund may be "Section 1256 contracts" under the Code. Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such transactions may be treated as ordinary income in character. Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of the 4% nondeductible excise tax, on October 31 or such other dates as prescribed under the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

Generally, transactions in stock index futures contracts and related options undertaken by each Fund may result in "straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of such transactions to a Fund are not entirely clear.

Transactions in futures contracts and related options may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. Each Fund may make one or more of the elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses form the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The qualification rules of Subchapter M may limit the extent to which the Funds will be able to engage in transactions involving stock index futures contracts and related options.

Under the Code, gains or losses attributable to fluctuations and exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of certain futures contracts and related options, gains or losses attributable to fluctuation in the value of foreign currency between the dates of acquisition and disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the code as "Section 988" gain or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to shareholders as ordinary income.

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                                    Page 48

The Funds may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent that a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

Each shareholder of each Fund will receive following the end of each fiscal year of the Company, full information on dividends, capital gains distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains, and the amount of dividends, if any, eligible for the federal dividends received deduction for corporate taxpayers.

The foregoing is a general abbreviated summary of present U.S. federal income tax laws and regulations applicable to dividends and distributions by the Funds. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.




                              --------------------
                          DESCRIPTION OF CAPITAL STOCK
                              --------------------

The Company was incorporated in Maryland on March 16, 1979. The Company is authorized to issue 1,000,000,000 shares of Capital Stock (par value $0.0001 per share) of which 300,000,000 shares have been designated as shares of the Growth Equity Fund, 100,000,000 shares have been designated as shares of the Small Cap Fund, and 100,000,000 shares have been designated as shares of the International Growth Equity Fund. The Company's Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of each Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of the Fund may not be modified except by vote of the majority of the outstanding shares of each Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed. As of March 31, 1997, there were 136,356,807.591 shares of the Growth Equity Fund outstanding, 46,368,944.813 shares of the Small Cap Fund outstanding, and 5,041,539.285 shares of the International Growth Equity Fund outstanding; on that date the following were known to each Fund to own of record more than 5% of a Fund's capital stock:

--------------------------------------------------------------------------------

      Name and                                                % of Shares
     Address of                            Shares          Outstanding as of
  Beneficial Owner                          Held             March 31, 1997
-----------------------                   --------         -----------------

GROWTH EQUITY FUND

Ernst & Young U.S. Master Trust           17,800,304.757           13.05%
c/o Chase Manhattan Bank N.A.
770 Broadway, 10th Floor
New York, New York  10003

American Stores Retirement Portfolio      16,252,033.720           11.92%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts  02109

Chevron Corporation Annuity Trust         12,917,068.033            9.47%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee  37211

Boeing Company Employee Retirement Plan   11,142,254.257            8.17%
c/o The Chase Manhattan Bank N.A.
3 Metrotech Center
Brooklyn, New York  11245

Tektronix M/R/T/                           8,085,620.064            5.93%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California  90051

White Consolidated Industries, Inc.        7,455,510.406            5.47%
c/o Mellon Bank
One Mellon Bank Center, Room 1335
Pittsburgh, Pennsylvania  15258

J. Paul Getty Trust                        7,242,170.130            5.31%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California  90051

--------------------------------------------------------------------------------

      Name and                                                % of Shares
     Address of                            Shares          Outstanding as of
  Beneficial Owner                          Held             March 31, 1997
-----------------------                   --------         -----------------

SMALL CAP FUND

American Stores Retirement Portfolio       9,233,184.488         19.91%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts  02109

The J. Paul Getty Trust                    4,071,931.482          8.78%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California  90051

Employees Retirement Plan                  3,658,869.539          7.89%
c/o The Chase Manhattan Bank, N.A
Florida Progress Corporation
3 Metro Tech Center
Brooklyn, New York  11245

Denver Public Schools Employees'           3,224,036.114          6.95%
Pension and Benefit Assoc.
c/o The Northern Trust Company
Trust Operations
50 South La Salle Street
C-IN
Chicago, Illinois  60675

Chevron Corporation Annuity Trust          2,716,526.561          5.86%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee  37211

INTERNATIONAL GROWTH EQUITY FUND

The Pension Plan for Salaried              2,766,951.082         54.88%
Employees of Travelers Insurance
Company and Its Affiliates
388 Greenwich Street
New York, New York  10013

General Mills Inc.                           759,592.126         15.07%
c/o State Street Bank & Trust Company
P.O. Box 1992
Boston, Massachusetts  02105-1992

--------------------------------------------------------------------------------

      Name and                                                % of Shares
     Address of                            Shares          Outstanding as of
  Beneficial Owner                          Held             March 31, 1997
-----------------------                   --------         -----------------

RCM Capital Management Profit Sharing Plan   372,958.720          7.40%
4 Embarcadero Center
Suite 3000
San Francisco, California  94111


Except as described above, the Funds have no information regarding the beneficial owners of such shares. All beneficial owners of the Funds are also clients of the Investment Manager. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.) As investment manager for discretionary account clients, the Investment Manager may be authorized to determine the amount and timing of purchases and redemptions of each Fund's shares held by such clients, subject only to general restrictions and approvals of such clients. As a result, the Investment Manager under law may also be deemed the beneficial owner of all of the outstanding shares of each Fund and in "control" of the Fund on account of such beneficial ownership. Nevertheless, each shareholder of each Fund that is a client of the Investment Manager retains the general authority to restrict or instruct the Investment Manager with respect to investments in shares of a Fund.

Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less that 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Company is not required to hold a meeting of shareholders in any year in which the 1940 Act does not require a shareholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its share holders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, or to assist in communicating with its shareholders as required by Section 16(c) of the 1940 Act.




                              --------------------
                               SHAREHOLDER REPORTS
                              --------------------

The fiscal year of the Funds ends on December 31 of each year. The Funds will issue to their shareholders semi-annual and annual reports; each annual report will contain a schedule of each Fund's portfolio securities, audited annual financial statements and related footnotes, and information regarding purchases and sales of securities during the period covered by the report as well as information concerning the Fund's performance in accordance with rules promulgated by the SEC. In addition, shareholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. The federal income tax status of shareholders' distributions will also be reported to shareholders after the end of each fiscal year.




--------------------------------------------------------------------------------

                              --------------------
                                     COUNSEL
                              --------------------

The validity of the shares offered by this Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP have acted and will continue to act as counsel to the Investment Manager in various matters.





                              --------------------
                             INDEPENDENT ACCOUNTANTS
                              --------------------

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for the Company. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Company as to matters of accounting, regulatory filings, and federal and state income taxation.

The financial statements of each Fund incorporated by reference herein have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing therein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.





                              --------------------
    SAFEKEEPING OF SECURITIES, DISTRIBUTOR, AND TRANSFER AND REDEMPTION AGENT
                              --------------------

State Street Bank and Trust Company (the "Custodian"), U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105 serves as custodian of all securities and funds owned by each Fund in accordance with the terms of a Custodial Agreement between the Company and the Custodian. The Custodian also provides dividend paying services to the Funds.

Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as distributor to the Funds. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

Pursuant to a Distribution Agreement with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Funds' Management Agreements discussed above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

--------------------------------------------------------------------------------

Pursuant to an Agreement among the Investment Manager, the Company, RCM Equity Funds, Inc. and the Distributor, the Distributor has agreed to provide regulatory, compliance and related technical services to the Funds; to provide services with regard to advertising, marketing and promotional activities; and to provide officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreement.

RCM Capital Trust Company (the "Transfer Agent"), Four Embarcadero Center, Suite 2800, San Francisco, California 94111 serves as transfer and redemption agent for each Fund's capital stock. The Transfer Agent is a wholly owned subsidiary of the Investment Manager.




                              --------------------
                             ADDITIONAL INFORMATION
                              --------------------

This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the Commission. The registration statements and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

Under an Agreement dated June 14, 1996, the Investment Manager has granted the Company the right to use the "RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

The Growth Equity Fund may from time-to-time compare its investment results with the following:

1. The unmanaged Russell Mid-Capitalization Index, which is composed of all medium/small companies in the Russell 1000 Index.

2. The S&P 400 Index, which is a widely recognized index composed of the middle capitalization sector of the U.S. equities market.

3. The S&P 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

4. The Dow Jones Industrial Average, which is a price-weighted average comprised of the stocks of 30 blue-chip stocks, primarily manufacturing companies, but also service companies.

5. The   Russell  2000  Index,  which  is  the  2,000  smallest  stocks  in  the
   Russell 3000 Index.

6. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

7. The NASDAQ Over-the-Counter Composite Index, which is a value-weighted index composed of 4,500 stocks traded over-the-counter.

--------------------------------------------------------------------------------

8. Data  and  mutual  fund rankings published or prepared by  Lipper  Analytical
   Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

The Small Cap Fund may from time-to-time compare its investment results with the following:

1. The   Russell  2000  Index  which  is  the  2,000  smallest  stocks  in   the
   Russell 3000 Index.

2. The S&P 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

3. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

4. The NASDAQ Over-the-Counter Composite Index, which is a value-weighted index composed of 4,500 stocks traded over the counter.

5. Data  and  mutual  fund rankings published or prepared by  Lipper  Analytical
   Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

The   International  Growth  Equity  Fund  may  from  time-to-time  compare  its investment results with the following:

1. The Morgan Stanley Capital International EAFE Market Capitalization-Weighted Index, which is a widely recognized unmanaged index based on securities listed on exchanges in European, Australian and Far Eastern markets, and various blends of such Indices.

2. The Morgan Stanley Capital International All Country World Free Ex-U.S. Index, which is a widely recognized unmanaged index based on securities listed on exchanges in European, Australian and Far Eastern markets, and various blends of such Indices.

3. The S&P 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

4. Data  and  mutual  fund rankings published or prepared by  Lipper  Analytical
   Services,   Inc.  and  Morningstar,  which  rank  mutual  funds  by   overall
   performance, investment objectives, and assets.






                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

Incorporated by reference herein are the financial statements of the Growth Equity Fund, the Small Cap Fund and the International Growth Equity Fund, contained in each Fund's Annual Report to Shareholders for the year ended
December 31, 1996, including the Report of Independent Accountants, dated February 20, 1997, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statements of Changes in Net Assets, and the related Notes to Financial Statements. A copy of each Fund's Annual Report to Shareholders is available, upon request, by calling the Company at (415) 954-5400, or by writing the Company at Four Embarcadero Center, San Francisco, California 94111.

--------------------------------------------------------------------------------
                                    Page 55

                              ---------------------
           APPENDIX A: INFORMATION REGARDING CERTAIN FOREIGN COUNTRIES
                              ---------------------

As indicated earlier, investments in securities of issuers that are organized or headquartered in Japan, the United Kingdom and Germany may in each case aggregate up to 65% of the International Growth Equity Fund's total assets. In addition, the Fund may be exposed in amounts greater than 25% of its total assets, as adjusted to reflect currency transactions and securities positions, to the currencies of each of such countries as well as the U.S. dollar. Because the Fund may invest more than 25% of its total assets in each of such countries or currencies, the following summaries are included to provide a brief general discussion of the economic and certain other conditions of each of these countries. The information in these summaries has been derived from sources that the Fund believes to be reliable, but has not been independently verified. In some cases the data are seasonally adjusted. Currency exchange rate is a period average except for market capitalization data, which is based on year-end exchange rates.

Although these countries have developed economies, even developed countries are subject to periods of economic or political instability. For example, efforts by the member countries of the European Community to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy as well as social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets.



                              ---------------------
                                     GERMANY
                              ---------------------

The currency is the Deutschemark (December 31, 1996: GDM 1.54 = $1 U.S.). Gross Domestic Product was DM 3,500 billion ($2,273 billion) in 1996. The current account balance in 1996 was a deficit of DM 29 billion ($19 billion), which was 0.54% of the GDP. The annual rate of inflation in 1996 was 1.4%. The average rate of inflation for the three years ended 1996 was 1.7%.

At the end of 1996 and 1995, market capitalization (in ECU millions) for the main market in domestic equities was 482,000 and 361,872, respectively, an increase of 33%. The German Stock Index, DAX, which comprises 30 selected German blue chip stocks, was 2,106.5, 2,253.9 and 2,888.7 at year-end 1994, 1995, and
1996, respectively.


--------------------------------------------------------------------------------

                              ---------------------
                                      JAPAN
                              ---------------------

The currency is the Yen (December 31, 1996: Y116.40 = $1 U.S.). Gross Domestic Product was Y535 trillion ($4,596 billion) in 1996. The current account balance in 1996 was a surplus of Y65.5 trillion ($562 billion), which was 12.0% of the GDP. The annual rate of inflation in 1996 was 0.10%. The average rate of inflation for the three years ended 1996 was 0.50%. Japan is a highly industrialized nation with a population in excess of 120 million people.

At the end of 1996 and 1995, total market value of shares listed on the Tokyo stock exchange was $1,680 billion and $3,464 billion, respectively, which was an increase of 106%. The Nikkei stock average, which is calculated on a formula similar to that used for the Dow Jones average in the United States, was 19,723, 19,868 and 19,361 at year-end 1994, 1995, and 1996, respectively.




                              ---------------------
                                 UNITED KINGDOM
                              ---------------------

The currency is the Pound Sterling (December 31, 1996: L0.583 = $1 U.S.). Gross Domestic Product was L671 billion ($391 billion) in 1996. There was no current account balance in 1996. The annual rate of inflation in 1996 was 2.45%. The average rate of inflation for the three years ended 1996 was 2.48%.

At the end of 1996 and 1995, market capitalization (in ECU millions) for the main market in domestic equities was 1,080 and 1,645, respectively, which was a decrease of 35%. The FT Industrial Ordinary Share Index, based on the shares of 30 companies chosen to be representative of British industry and commerce, was 3,065.50, 3,689.30, and $4,118.5 at year-end 1994, 1995, and 1996, respectively.

--------------------------------------------------------------------------------
                                   Page 57

                              ---------------------
               APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES
                              ---------------------

As indicated above, each Fund may engage in certain stock options and stock index option transactions, and futures and futures option transactions. The International Growth Equity Fund may also engage in various other currency management transactions. The following material provides further information regarding these transactions and the associated risks.





                              ---------------------
                              FUTURES TRANSACTIONS
                              ---------------------

Each Fund may purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities, in accordance with the strategies more specifically described below. Each Fund will engage in transactions in stock index futures contracts or futures options consistent with that Fund's investment objective. A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. The International Growth Equity Fund may also purchase and sell currency futures contracts and futures options, in accordance with the strategies more specifically described below, to hedge against currency exchange rate fluctuations or to enhance returns.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index or currency at the close of the last trading day of the contract and the price at which the index or currency contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the index or currency. No physical delivery of the underlying stocks in the index or currency is made.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian (in the name of the futures commission merchant or "FCM") an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called variation margin, to and from the FCM, will be made on a daily basis as the price of the underlying stock index or currency varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has

--------------------------------------------------------------------------------
purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchases of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales. Similarly, the International Growth Equity Fund may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates.

SALE OF FUTURES. Each Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that a Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by so doing, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. Similarly, the International Growth Equity Fund may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies.

PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of put options on stock index futures contracts is analogous to the purchase of puts on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on stock index futures contracts represents a means of obtaining temporary exposure to market appreciation with risk

--------------------------------------------------------------------------------
limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying stock index itself, it may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the stock index futures contract or the underlying stock. Like the purchase of a stock index futures contract, a Fund would purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is not fully invested. Similarly, the purchase of a call option on a currency futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate movements with risk limited to the premium paid for the call option.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. The Funds will not engage in transactions in stock index futures contracts or futures options for speculation, but only as a hedge against changes in the value of securities held in each Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of a Fund's investment portfolio. However, as described earlier, the Fund may engage in transactions in currency futures contracts or futures options to enhance returns as well as to hedge against unfavorable currency movements.

The Funds may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of a Fund's net assets would be hedged. In addition, the Funds may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In each Fund transaction involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, cash equivalents, or other liquid securities (as such guidelines may allow), equal to the market value of the futures contracts will be deposited by the Fund in a segregated account with the Fund's custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged. Such segregated accounts will be marked to market daily.

TAX TREATMENT. The extent to which each Fund may engage in futures and futures option transactions may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by each Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss. The potential loss incurred by a Fund in such transactions is unlimited.

REGULATORY MATTERS. Each Fund has filed a claim of exemption from registration as a commodity pool with the Commodity Futures Trading Commission (the "CFTC"). The Funds intend to conduct their futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a Commodity Pool Operator and as a Commodity Trading Advisor.

INVESTMENT AND RISK CONSIDERATIONS. There are several risks in connection with the use of futures in the Funds. One risk arises because the correlation between movements in the price of the future and movements in the price of the securities or currencies or currencies which are the subject of the hedge

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is not always perfect. The price of the future may move more than, or less than, the price of the securities or currencies being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currencies being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the future moves more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of securities or currencies being hedged and movements in the price of the futures, each Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities or currencies being hedged, if the historical volatility of the price of such securities or currencies has been greater than the historical volatility of the securities or currencies. Conversely, each Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currencies being hedged is less than the historical volatility of the securities or currencies. It is also possible that, when a Fund has sold futures to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in a Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. The potential loss incurred by a Fund in such transactions is unlimited.

Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract may result in immediate and substantial loss or gain to a Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract, and such losses are potentially unlimited. However, a Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

When futures are purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currencies which are the subject of the hedge, the price of futures contracts may not correlate perfectly with movement in the stock index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index or currency and movements in the price of stock index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a very short time frame.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reach, no more trades may be made on that day at a price

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beyond  the  limit. The  daily limit  governs  only  price  movements  during  a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of a Fund.

The Funds will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, an increase in the price of the securities or currencies, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

Successful use of futures by the Funds for hedging purposes or to enhance returns is subject to the Investment Manager's ability to predict correctly movements in the direction of the securities and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. As a result, the Fund might have to sell securities at a time when it might be disadvantageous to do so. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager has been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.



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                                   Page 62

                              ---------------------
                  OPTIONS ON SECURITIES AND SECURITIES INDICES
                              ---------------------

The International Growth Equity Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

PURCHASE PUT AND CALL OPTIONS. If the International Growth Equity Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the International Growth Equity Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security thereafter falls, the price the Fund pays for the security will in effect be increased by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold by the Fund when it has remaining value through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased.

STOCK INDEX OPTIONS. The International Growth Equity Fund may also purchase put and call options with respect to the S&P 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or

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sale  of an  option  on  an index  depends upon movements in the level of  stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS. The International Growth Equity Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange traded option, and may be subject to the Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the International Growth Equity Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of an Investor as a regulated investment company.

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.


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                                   Page 64

Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option. supervision.




                              ---------------------
                         CURRENCY MANAGEMENT TECHNIQUES
                              ---------------------


Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Growth Equity Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes or to seek to increase total return when the Investment Manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that the there is a pattern of correlation between the two currencies.

The International Growth Equity Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

If the International Growth Equity Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will place cash, cash equivalents or other liquid securities (as such guidelines may allow), in a segregated account with the Fund's custodian or other segregated accounts as regulations may allow, in an amount equal to the


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                                   Page 65
value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash, cash equivalents or liquid securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

OPTIONS ON FOREIGN CURRENCIES. The International Growth Equity Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges.

CURRENCY SWAPS. The International Growth Equity Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions entered into for hedging purposes. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of swap is held in a segregated account consisting of cash or liquid, high grade debt securities, the Fund and the Investment Manager believe that swaps do not constitute senior securities under the 1940 Act and accordingly, will not treat them as being subject to the Fund's borrowing restriction.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the International Growth Equity Fund would be less favorable than it would have been if this investment technique were not used.

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                                   Page 66

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center, Suite 3000
San Francisco, California  94111


TRANSFER AND REDEMPTION
AGENT

RCM Capital Trust Company
Four Embarcadero Center, Suite 2800
San Francisco, California  94111


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts  02105


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California  90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109



                                   Combined Prospectus and
                             Statement of Additional Information

                                         May 1, 1997